UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2018

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	43837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1621 North Kent Street, Suite 1200, Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

703-387-5800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Rosetta Stone Inc. (the “Company”) filed a Current Report on Form 8-K on November 6, 2018 (the “Original Form 8-K”) reporting, among other things, the appointment of Mathew N. Hulett and Nicholas C. Gaehde as Co-Presidents of the Company, effective January 1, 2019, with A. John Hass III remaining the Chairman of the Board and Chief Executive Officer of the Company.  This Form 8-K/A amends the Original Form 8-K to disclose compensation adjustments approved by Compensation Committee and the Board of Directors of the Company in connection with the management changes.  No other changes have been made to the Original Form 8-K.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2018, the Compensation Committee and the Board of Directors of the Company approved the following compensation adjustments in connection with the appointment of Messrs. Hulett and Gaehde as Co-Presidents of the Company, effective January 1, 2019.

Annual Base Salary

Name	Current Annual Base Salary ($)	Annual Base Salary Effective January 1, 2019 ($)
Nicholas C. Gaehde	315,000	375,000
Mathew N. Hulett	350,000	375,000

Target Annual Incentive Award Opportunity

Name	Current Target Annual Incentive	Target Annual Incentive Effective January 1, 2019
A. John Hass III	$1,000,000	$750,000
Nicholas C. Gaehde	60% of annual base salary	75% of annual base salary
Mathew N. Hulett	60% of annual base salary	75% of annual base salary

Target Long-Term Incentive Award Opportunity

Name	Current Target Long-Term Incentive ($)	Target Long-Term Incentive Effective January 1, 2019 ($)
A. John Hass III	1,000,000	750,000

It is expected that the Compensation Committee will consider for approval in February 2019 the Company’s 2019 annual incentive plan and long-term incentive plan in connection with the Company’s annual compensation process.

In addition, on January 2, 2019, Mr. Hulett will receive a grant of restricted stock with a value of $250,000 and Mr. Gaehde will receive a grant of restricted stock with a value of $50,000.  Each grant will be converted into shares based on the Company’s closing stock price on January 2, 2019.  Each grant will vest over four years, with 25% of the shares vesting on each anniversary of the grant date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2018

ROSETTA STONE INC.
By:	/s/ Sonia Galindo
Name: Sonia Galindo
Title: General Counsel and Secretary